Exhibit 99.1

                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350
                              AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Thomasville Bancshares, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report"), the undersigned, Stephen H. Cheney, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Stephen H. Cheney
      -----------------------------------------
      Stephen H. Cheney
      President and Chief Executive Officer
      (principal executive and financial officer)
      August 9, 2002